ELEMENTS(sm)
                           a Flexible Premium Deferred
                       Variable and Fixed Annuity Contract
                                    issued by
                        Protective Life Insurance Company
                             2801 Highway 280 South
                            Birmingham, Alabama 35223
                            Telephone: 1-800-866-3555


                        Supplement dated December 4, 1998
                      to Prospectus dated November 5, 1998

The following language is added after the last paragraph on page 21 of the prospectus:

PIC Money Market Fund Replacement

         Protective Life proposes to replace PIC Money Market Fund with Oppenheimer Money Fund as an investment option under the Contracts described in this prospectus. On or about October 28, 1998, Protective Life and several other applicants filed an application with the Securities and Exchange Commission seeking an order approving the substitution of shares of Oppenheimer Variable Account Funds' Money Fund for shares of Protective Investment Company's Money Market Fund currently held by the PIC Money Market Sub-Account of Protective Variable Annuity Separate Account. Protective Life will also obtain approvals of state insurance regulators in any state where such approval is required by state law. The substitution will not be made until all necessary approvals are obtained.

         Oppenheimer Money Fund seeks the maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. Owners and prospective purchasers should carefully read the prospectus for Oppenheimer Variable Account Funds, which accompanied this prospectus.

         Protective  Life  will not  exercise  any  rights  reserved  under  any
Contract to impose additional restrictions on transfers from the PIC Money Market Sub-Account to another Sub- Account or a Fixed Account until at least thirty (30) days after the proposed substitution. If the proposed substitution is carried out, Protective Life will send each Owner affected by the substitution a written notice that the substitution was carried out and that he or she may, within thirty (30) days after the substitution, make one transfer of all Contract Value invested in the Oppenheimer Money Fund Sub-Account on the date of the notice to another Sub-Account or a Fixed Account without that transfer counting as a "free" transfer permitted under a Contract.



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The  following  language  replaces  the  second and third  paragraphs  under the heading Death Benefit on page 31 of the prospectus:

         The death benefit may be taken in one sum immediately, in which event the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death and the entire interest in the Contract must be distributed under one of the following options:

                  (1) the entire interest must be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, with distribution beginning within one year of the Owner's death; or,

                  (2) the entire interest must be distributed within 5 years of the Owner's death.

         If the Beneficiary is the deceased Owner's spouse, the surviving spouse may elect, in lieu of receiving a death benefit, to continue the Contract and become the new Owner, provided the deceased Owner's spouse's 80th birthday is after the Effective Date and the 90th birthday is after the Annuity Commencement Date then in effect. In certain states, more restrictive age conditions may apply. The surviving spouse may select a new Beneficiary. Upon this spouse's death, the death benefit may be taken in one sum immediately and the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death and must be distributed to the new Beneficiary according to paragraph (1) or (2), above.